UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07811

Exact name of registrant as specified in charter:	Jennison U.S. Emerging
Growth Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	William V. Healey
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-2991

Date of fiscal year end:	10/31/2004

Date of reporting period:	10/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison U.S. Emerging Growth Fund, Inc.

OCTOBER 31, 2004	ANNUAL REPORT

FUND TYPE

Small- to mid-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

December 15, 2004

We hope that you find the annual report for the Jennison U.S. Emerging Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Jennison U.S. Emerging Growth Fund, Inc.

Jennison U.S. Emerging Growth Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison U.S. Emerging Growth Fund, Inc. (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A	8.44%	0.61%	101.42%
Class B	7.61	–3.10	89.65
Class C	7.61	–3.10	89.65
Class Z	8.70	1.93	105.32
S&P MidCap 400 Index[3]	11.04	59.32	158.22
Russell Midcap Growth Index[4]	8.77	–0.96	67.17
Lipper Mid-Cap Growth Funds Avg.[5]	5.26	0.44	58.23

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A	3.46%	–0.42%	7.97%
Class B	3.71	–0.18	7.94
Class C	7.71	–0.02	7.94
Class Z	9.82	0.99	9.03
S&P MidCap 400 Index[3]	17.55	10.51	12.79
Russell Midcap Growth Index[4]	13.68	0.63	6.40
Lipper Mid-Cap Growth Funds Avg.[5]	10.42	0.37	5.19

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 12/31/96.

3The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed.

4The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

5The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Mid-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

Investors cannot invest directly in an index. The S&P MidCap 400 Index and the Russell Midcap Growth Index do not bear sales charges, operating expenses of a mutual fund, or deductions for taxes. Returns for these indexes would be lower if they were subject to these deductions. Returns for the Lipper Average reflect the deduction of mutual fund operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P MidCap 400 Index, Russell Midcap Growth Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/04
Yahoo! Inc., Internet Software & Services	3.0%
Amdocs Ltd., Software	2.4
WebMD Corp., Healthcare Providers & Services	2.2
Electronic Arts, Inc., Software	2.2
Comverse Technology, Inc., Communications Equipment	2.1

Holdings are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/04
Software	12.5%
Internet Software & Services	8.2
Communications Equipment	7.2
Healthcare Equipment & Supplies	6.6
Pharmaceuticals	5.4

Industry weightings are subject to change.

Jennison U.S. Emerging Growth Fund, Inc.	3

Investment Adviser’s Report

Jennison Associates LLC

A difficult market for growth investors

Over this fiscal year the Fund performed in line with the Russell Midcap Growth Index, and beat the Lipper Mid-Cap Growth Funds Average, representing its peers’ performance. Macroeconomic concerns created a difficult environment for growth investors for much of the reporting period, and the Fund trailed the style-neutral S&P MidCap 400 Index.

We began the period with increasing evidence that an economic recovery was picking up steam. Early in 2004, the U.S. Federal Reserve (the Fed) indicated its intention to raise interest rates to more normal levels in response to these signs of economic strength. Investors became concerned that a rate hike would hamper economic growth. These fears led to generally flat markets and hurt economically sensitive sectors such as technology. First-quarter economic data and corporate earnings were very strong, bolstering the view that the economy was firmly on an expansionary track. When the long-expected 25-basis-point increase was announced at the end of June, the market reaction was muted, but concerns regarding the size of future interest-rate increases remained and continued to weigh on stocks.

As second-quarter economic statistics were released, concerns regarding future interest-rate increases were replaced by fears that economic growth was already slowing. The preliminary estimate of second-quarter U.S. GDP growth (3.0%) was below expectations and below the 4.5% rate reported for the first quarter. Second-quarter corporate earnings reports corroborated this. While generally strong, earnings growth was lower than in the first quarter. Much of this weakness stemmed from a slowdown in consumer spending as the combined effect of high energy costs, reduced mortgage refinancing, and no tax rebates this year served to crimp consumers’ discretionary spending power. Although business activity remained robust throughout this period, investor pessimism pressured stock prices. Growth stocks were particularly sensitive to these developments.

We believe that more recent data confirm that economic activity has remained resilient. Indeed the Fed has continued to raise interest rates in October and November in the belief that this summer’s sluggishness will give way to a stronger expansion. As we finished the reporting period, demand was strong and businesses continued to spend on capital equipment.

Our technology stocks held up well

Throughout the year we maintained a significant overweight in the technology sector. While our benchmark’s technology components ended the period in negative territory, the Fund’s holdings in the sector delivered a strong positive return. We achieved this by reducing our exposure to weak industries such as semiconductors, and instead emphasizing areas that benefited from consumer and business spending.

4	Visit our website at www.jennisondryden.com

These included Internet services, computer hardware, and software. Apple Computer, where the success of the iPod sparked consumer demand for the company’s line of personal computers, was the largest contributor to the Fund’s return.

We also benefited from our healthcare holdings

The healthcare sector is another of the Fund’s emphases and figured significantly in its return. The largest contribution came from a position in Sepracor, which benefited from positive regulatory developments for its Estorra insomnia treatment.

We had some disappointments

Exposure to media companies detracted from the Fund’s return. Many of our media holdings had radio broadcasting properties that were hurt by a soft advertising market for this medium. We eliminated or reduced many of our positions in this group by the end of the reporting period.

InterActiveCorp, a significant holding that had been a profitable part of the portfolio for a long time, was the Fund’s primary detractor. InterActiveCorp is a company that has transformed itself from a traditional media company into an Internet conglomerate. We thought that the company had a very good chance of becoming a dominant force in the Internet travel business in the way that Yahoo! (see Comments on Largest Holdings) and Ebay have done in their respective areas. We expected continuing strong profit growth and price-earnings multiple expansion. Instead, slower-than-expected growth, operational miscues, and very poor communication with Wall Street produced a sharp decline in the share price. We still believe InterActiveCorp’s growth prospects are positive, and feel that investor pessimism has gone too far in driving the company’s stock price down. We will continue to monitor the company closely, but we feel that investors will eventually recognize its growth prospects.

Looking Ahead

We believe that much of the negative news that has concerned investors in recent months has been factored into stock prices. We expect the economy to be well supported by wage and job gains and by steady growth in business activity. We think that the Fund is well-positioned in companies that may offer attractive, above-average growth potential over the longer term regardless of the interest-rate environment. We will continue to look for the most compelling investment opportunities across the overall economy.

We also believe that consumer and business spending will continue to help the technology sector and that Internet software and services will be a key area of strength. The Internet is finally coming of age, and we expect consumer-focused

Jennison U.S. Emerging Growth Fund, Inc.	5

Investment Adviser’s Report (continued)

Internet companies to continue to generate subscription and advertising revenue. We also have favorable views of on-line bill payment services, security services, and consumer electronics.

We like communications equipment manufacturers because we expect that the integration of new services and features into wireless devices will lead both consumers and enterprises to replace older instruments. Next-generation technologies, such as voice-over-Internet protocol (a potential replacement to traditional wireline voice telecommunications) and radio frequency identification (a potential replacement for bar code identification) may also drive growth in the communications equipment and telecommunications sectors.

In healthcare, we continue to see opportunities in biotechnology as companies win regulatory approvals for breakthrough products in areas that have not been treated previously. We anticipate renewed growth in the industrials sector. Areas such as employment, education, and commercial services are benefiting from the revival of economic growth.

Despite the generally favorable economic environment, we believe that 2005 will remain a stock picker’s market. Companies that are strategically well positioned and that have superior product and/or service offerings should see healthy growth.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings in Long-Term Portfolio

Holdings expressed as a percentage of the Fund’s net assets as of 10/31/04.

3.0%	Yahoo! Inc./Internet Software & Services

Yahoo! is a leading Internet portal, and has been able to increase revenues through subscription-based services and advertising. Yahoo! has been successful in drawing and retaining users who willingly pay for value-added services like on-line dating, gaming, and shopping. Businesses are now allotting more advertising dollars to the Internet medium as a cost-effective way to reach these users.

2.4%	Amdocs Ltd./Software

Amdocs provides billing, customer care, directory, and other customized software and services to telecommunications companies. It continues to benefit from renewed spending for these services by major wireline and wireless telecommunications providers.

2.2%	WebMD Corp./Healthcare Providers & Services

WebMD is widely known for its health information website, but the majority of its revenues are derived from providing transaction and information technology services to the healthcare industry. The company recently appointed a new CEO, and announced that it would spin off 10% of its web portal business.

2.2%	Electronic Arts, Inc./Software

Electronic Arts is a leading video game developer. The company continues to show steady growth with such notable titles as Madden NFL and NBA Live, which it makes available on a variety of gaming systems.

2.1%	Comverse Technology, Inc./Communications Equipment

Comverse provides wireline and wireless service providers with software, hardware, and services that enable telecommunications services such as call answering and text messaging. It continues to benefit from renewed spending for these services by major wireline and wireless telecommunications providers.

Holdings are subject to change.

Jennison U.S. Emerging Growth Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2004, at the beginning of the period, and held through the six-month period ended October 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

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hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison U.S. Emerging Growth Fund, Inc.		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,042	1.20%	$6.16
	Hypothetical	$1,000	$1,019	1.20%	$6.09

Class B	Actual	$1,000	$1,038	1.95%	$9.99
	Hypothetical	$1,000	$1,015	1.95%	$9.88

Class C	Actual	$1,000	$1,038	1.95%	$9.99
	Hypothetical	$1,000	$1,015	1.95%	$9.88

Class Z	Actual	$1,000	$1,043	0.95%	$4.88
	Hypothetical	$1,000	$1,020	0.95%	$4.82

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2004, and divided by the 366 days in the year ended October 31, 2004 (to reflect the six-month period).

Jennison U.S. Emerging Growth Fund, Inc.	9

This Page Intentionally Left Blank

Portfolio of Investments

as of October 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.0%
COMMON STOCKS

Air Freight & Logistics 1.5%
140,900	Expeditors International of Washington, Inc.	$8,045,390

Biotechnology 3.7%
217,200	Celgene Corp.(a)(b)	6,433,464
154,000	Gilead Sciences, Inc.(a)	5,333,020
36,500	ImClone Systems, Inc.(a)(b)	1,598,700
138,800	Martek Biosciences Corp.(a)(b)	6,531,373

		19,896,557

Capital Markets 2.5%
208,200	Ameritrade Holding Corp.(a)	2,710,764
94,500	Legg Mason, Inc.(b)	6,020,595
53,900	Lehman Brothers Holdings, Inc.	4,427,885

		13,159,244

Chemicals 1.5%
189,900	Monsanto Co.	8,118,225

Commercial Services & Supplies 3.6%
9,200	ChoicePoint, Inc.(a)(b)	382,996
130,800	CoStar Group, Inc.(a)	5,280,396
373,600	Monster Worldwide, Inc.(a)(b)	10,479,480
117,900	Robert Half International, Inc.(b)	3,127,887

		19,270,759

Communications Equipment 7.2%
542,200	Comverse Technology, Inc.(a)(b)	11,191,008
580,100	Corning, Inc.(a)(b)	6,642,145
261,500	Juniper Networks, Inc.(a)(b)	6,958,515
158,400	Qualcomm, Inc.	6,622,704
78,300	Research In Motion Ltd. (Canada)(a)(b)	6,906,060

		38,320,432

Computers & Peripherals 4.3%
194,500	Apple Computer, Inc.(a)	10,217,085
167,600	Diebold, Inc.(b)	8,019,660
58,000	Lexmark International, Inc.(a)	4,820,380

		23,057,125

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	11

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Diversified Financial Services 1.4%
42,000	Chicago Mercantile Exchange	$7,380,660

Electronic Equipment & Instruments 4.2%
116,800	Agilent Technologies, Inc.(a)	2,927,008
152,500	Amphenol Corp. (Class A)(a)	5,235,325
49,900	CDW Corp.(b)	3,095,297
737,400	Symbol Technologies, Inc.	10,832,406

		22,090,036

Energy Equipment & Services 3.1%
52,000	BJ Services Co.	2,652,000
191,300	ENSCO International, Inc.(b)	5,844,215
152,300	National-Oilwell, Inc.(a)(b)	5,134,033
152,100	Todco (Class A)(a)	2,581,137

		16,211,385

Health Care Equipment & Supplies 6.6%
76,000	Alcon, Inc.(b)	5,411,200
160,100	INAMED Corp.(a)	8,509,315
145,000	Kinetic Concepts, Inc.(a)	7,225,350
114,100	Millipore Corp.(a)	5,247,459
207,100	Waters Corp.(a)	8,551,159

		34,944,483

Health Care Providers & Services 4.6%
134,700	Caremark Rx, Inc.(a)	4,036,959
114,600	Cerner Corp.(a)(b)	5,174,190
222,000	Dendrite International, Inc.(a)	3,252,300
1,579,400	WebMD Corp.(a)(b)	11,940,264

		24,403,713

Hotels Restaurants & Leisure 4.1%
178,200	Gaylord Entertainment Co.(a)(b)	5,971,482
149,900	MGM Mirage(a)(b)	8,064,620
135,700	Wynn Resorts Ltd.(a)(b)	7,890,955

		21,927,057

Household Durables 1.1%
49,000	Harman International Industries, Inc.(b)	5,888,820

Internet & Catalog Retail 0.7%
176,500	InterActiveCorp(a)(b)	3,815,930

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Internet Software & Services 8.2%
292,800	Akamai Technologies, Inc.(a)	$4,055,280
280,300	Ask Jeeves, Inc.(a)(b)	7,226,134
30,400	Google, Inc. (Class A)(a)(b)	5,797,432
401,200	VeriSign, Inc.(a)	10,764,196
440,900	Yahoo!, Inc.(a)(b)	15,956,171

		43,799,213

IT Services 3.0%
356,000	CheckFree Corp.(a)(b)	11,036,000
306,100	CSG Systems International, Inc.(a)(b)	5,145,541

		16,181,541

Media 1.3%
7,000	DreamWorks Animation SKG (Class A)(a)	273,350
1,662,500	Sirius Satellite Radio, Inc.(a)(b)	6,483,750

		6,757,100

Metals & Mining 1.1%
263,400	Placer Dome, Inc. (Canada)	5,597,250

Oil & Gas 2.9%
133,600	Nexen, Inc.	5,686,016
118,600	Southwestern Energy Co.(a)	5,448,484
120,400	Suncor Energy, Inc. (Canada)	4,105,640

		15,240,140

Personal Products 1.4%
176,500	Estee Lauder Companies, Inc. (Class A)	7,580,675

Pharmaceuticals 5.4%
77,600	Allergan, Inc.	5,553,056
205,400	Elan Corp. PLC (ADR)(Ireland)(a)(b)	5,299,320
363,800	Impax Laboratories, Inc.(a)(b)	5,369,688
207,500	IVAX Corp.(a)(b)	3,755,750
134,800	Medicis Pharmaceutical Corp. (Class A)(b)	5,482,316
76,300	Sepracor, Inc.(a)(b)	3,504,459

		28,964,589

Road & Rail 1.1%
243,000	Sirva, Inc.(a)	5,832,000

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	13

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Semiconductor & Semiconductor Equipment 2.5%
79,200	Altera Corp.(a)(b)	$1,800,216
162,800	Marvell Technology Group Ltd.(a)(b)	4,651,196
153,200	Maxim Integrated Products, Inc.	6,739,268

		13,190,680

Software 12.5%
498,700	Amdocs Ltd.(a)(b)	12,542,305
197,900	Business Objects SA (ADR)(France)(a)(b)	5,050,408
205,300	Cognos, Inc.(a)(b)	8,111,403
256,300	Electronic Arts, Inc.(a)(b)	11,512,996
98,800	Intuit, Inc.(a)(b)	4,481,568
378,200	McAfee, Inc.(a)	9,152,440
126,000	Mercury Interactive Corp.(a)(b)	5,472,180
72,900	NAVTEQ(a)	2,938,599
720,100	TIBCO Software, Inc.(a)	6,999,372

		66,261,271

Specialty Retail 4.0%
198,700	Chico’s FAS, Inc.(a)(b)	7,953,961
198,300	PETCO Animal Supplies, Inc.(a)	7,093,191
101,300	Weight Watchers International, Inc.(a)(b)	3,638,696
72,200	Williams-Sonoma, Inc.(a)(b)	2,755,874

		21,441,722

Trading Companies & Distributors 1.5%
235,800	MSC Industrial Direct Co., Inc. (Class A)(b)	8,050,212

Wireless Telecommunication Services 2.0%
526,300	Alamosa Holdings, Inc.(a)(b)	5,281,421
324,100	Nextel Partners, Inc. (Class A)(a)(b)	5,457,844

		10,739,265

	Total long-term investments (cost $442,974,305)	516,165,474

SHORT-TERM INVESTMENTS 42.9%

Mutual Fund 42.9%
	Dryden Core Investment Fund - Taxable Money Market Series(c)
228,495,822	(cost $228,495,822; Note 3)	228,495,822

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

Repurchase Agreement
172	State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/04, 0.25%, due 11/1/04(d) (cost $172,000)	$172,000

	Total short-term investments (cost $228,667,822)	228,667,822

	Total Investments, Before Outstanding Options Written 139.9% (cost $671,642,127; Note 5)	$744,833,296

Contracts
OUTSTANDING CALL OPTIONS WRITTEN(a) (0.6%)
238	Apple Computer, Inc., expiring 1/22/05 @ $42.5	(266,560)
168	Checkfree Corp., expiring 11/20/04 @ $30	(25,200)
60	Chicago Mercantile Exchange, expiring 11/20/04 @ $175	(35,400)
150	Chicago Mercantile Exchange, expiring 12/18/04 @ $155	(319,500)
413	Elan Corp. PLC, expiring 11/20/04 @ $25	(78,470)
182	Google, Inc., expiring 12/18/04 @ $120	(1,445,080)
58	Google, Inc., expiring 12/18/04 @ $140	(331,180)
122	Intuit, Inc., expiring 1/22/05 @ $45	(34,160)
182	Research In Motion Ltd. (Canada), expiring 12/18/04 @ $75	(280,280)
178	Wynn Resorts Ltd., expiring 12/18/04 @ $45	(245,640)

		(3,061,470)

	Total outstanding options written (Premiums Received $(391,779))	(3,061,470)

	Total Investments, Net of Outstanding Call Options Written 139.3% (cost $671,250,348)	741,771,826
	Liabilities in excess of other assets (39.3%)	(209,429,589)

	Net Assets 100%	$532,342,237

(a)	Non-income producing security.
(b)	Security, or portion thereof, on loan, see Note 4.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Repurchase price of $172,004. Collateralized by $145,000 U.S. Treasury Bond with a rate of 6.625%, maturity date of 2/15/27, and aggregate market value, including accrued interest, of $183,337.

ADR—American Depository Receipt

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	15

Portfolio of Investments

as of October 31, 2004 Cont’d.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 was as follows:

Software	12.5%
Internet Software & Services	8.2
Communications Equipment	7.2
Health Care Equipment & Supplies	6.6
Pharmaceuticals	5.4
Health Care Providers & Services	4.6
Computers & Peripherals	4.3
Electronic Equipment & Services	4.2
Hotel Restaurants & Leisure	4.1
Specialty Retail	4.0
Biotechnology	3.7
Commercial Services & Supplies	3.6
Energy Equipment & Instruments	3.1
IT Services	3.0
Oil & Gas	2.9
Capital Markets	2.5
Semiconductor & Semiconductor Equipment	2.5
Wireless Telecommunication Services	2.0
Air Freight & Logistics	1.5
Chemicals	1.5
Trading Companies & Distributors	1.5
Diversified Financial Services	1.4
Personal Products	1.4
Media	1.3
Household Durables	1.1
Metals & Mining	1.1
Road & Rail	1.1
Internet & Catalog Retail	0.7
Short-term Investments	42.9
Outstanding Call Options Written	(0.6)

139.3
Liabilities in excess of other assets	(39.3)

100.0%

See Notes to Financial Statements.

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ANNUAL REPORT

OCTOBER 31, 2004

PRUDENTIAL

JENNISON U.S. EMERGING GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of October 31, 2004

Assets
Investments at value, including securities on loan of $208,990,262 (cost $671,642,127)	$744,833,296
Cash	57,727
Receivable for investments sold	22,417,881
Receivable for Fund shares sold	1,182,919
Dividends and interest receivable	22,454
Other assets	12,101

Total assets	768,526,378

Liabilities
Payable to broker for collateral for securities on loan	220,262,491
Payable for investments purchased	10,520,171
Outstanding options written (premium received $391,779)	3,061,470
Payable for Fund shares reacquired	1,507,367
Accrued expenses and other liabilities	386,237
Management fee payable	264,744
Distribution fee payable	180,092
Deferred trustees’ fees	1,569

Total liabilities	236,184,141

Net Assets	$532,342,237

Net assets were comprised of:
Common stock, at par	$35,355
Paid-in capital in excess of par	744,054,711

744,090,066
Accumulated net realized loss on investments	(282,269,307)
Net unrealized appreciation on investments	70,521,478

Net assets, October 31, 2004	$532,342,237

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($253,030,960 ÷ 16,551,456 shares of common stock issued and outstanding)	$15.29
Maximum sales charge (5.5% of offering price)	0.89

Maximum offering price to public	$16.18

Class B
Net asset value, offering price and redemption price per share ($121,525,493 ÷ 8,508,653 shares of common stock issued and outstanding)	$14.28

Class C
Net asset value and redemption price per share ($32,054,171 ÷ 2,244,237 shares of common stock issued and outstanding)	$14.28

Class Z
Net asset value, offering price and redemption price per share ($125,731,613 ÷ 8,051,013 shares of common stock issued and outstanding)	$15.62

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	19

Statement of Operations

Year Ended October 31, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $10,329)	$919,488
Income from securities loaned, net	279,733
Interest	59

Total income	1,199,280

Expenses
Management fee	3,169,093
Distribution fee—Class A	586,319
Distribution fee—Class B	1,401,853
Distribution fee—Class C	342,068
Transfer agent’s fees and expenses	1,378,000
Custodian’s fees and expenses	149,000
Reports to shareholders	142,000
Registration fees	76,000
Legal fees and expenses	34,000
Audit fee	18,000
Directors’ fees	14,000
Miscellaneous	20,762

Total expenses	7,331,095

Net investment loss	(6,131,815)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	56,733,661
Foreign currency transactions	393
Options written	116,030

56,850,084

Net change in unrealized depreciation on:
Investments	(7,572,886)
Options written	(2,669,691)

(10,242,577)

Net gain on investments and foreign currencies	46,607,507

Net Increase In Net Assets Resulting From Operations	$40,475,692

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(6,131,815)	$(5,535,859)
Net realized gain on investment transactions	56,850,084	75,445,504
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,242,577)	76,430,311

Net increase in net assets resulting from operations	40,475,692	146,339,956

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	154,027,243	135,706,127
Cost of shares reacquired	(174,802,941)	(135,729,359)

Net decrease in net assets from Fund share transactions	(20,775,698)	(23,232)

Total increase	19,699,994	146,316,724

Net Assets
Beginning of year	512,642,243	366,325,519

End of year	$532,342,237	$512,642,243

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	21

Notes to Financial Statements

Jennison U.S. Emerging Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments, LLC, (“PI” or “Manager”). Investment operations commenced on December 31, 1996.

The Fund’s investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor’s Mid-Cap 400 Stock Index, with the potential for above-average growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or

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securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities–at the current daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses–at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities

Jennison U.S. Emerging Growth Fund, Inc.	23

Notes to Financial Statements

Cont’d

held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase.

The Fund’s principal reason for writing options is to realize, through receipt of premiums, greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the options.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the

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premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identified to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gains or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax

Jennison U.S. Emerging Growth Fund, Inc.	25

Notes to Financial Statements

Cont’d

differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $1 billion and .55 of 1% of the average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by

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PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of Class A shares.

PIMS has advised the Fund that it received approximately $145,900 and $8,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2004, it received approximately $211,800 and $4,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the

Jennison U.S. Emerging Growth Fund, Inc.	27

Notes to Financial Statements

Cont’d

year ended October 31, 2004, the Fund incurred fees of approximately $1,109,500 for the services of PMFS. As of October 31, 2004, approximately $91,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $116,600 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $108,600 for the year ended October 31, 2004. As of October 31, 2004 approximately $18,700 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM was the securities lending agent for the Fund. For the year ended October 31, 2004, PIM has been compensated approximately $93,225 for these services.

The Fund invests in the Taxable Money Market Series (the “portfolio”), a portfolio of Dryden Core Investment Fund pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended October 31, 2004, the Fund earned income of $105,028 and $279,733 from the portfolio by investing its excess cash and collateral received from securities lending, respectively.

For the year ended October 31, 2004, the amount of brokerage commissions earned by Wachovia from transactions executed in behalf of the Fund was approximately $23,000.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 were $928,329,536 and $959,918,877, respectively.

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $208,990,262. The Fund received $220,262,491 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

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Transactions in options written during the year ended October 31, 2004, were as follows:

	Contracts	Premiums Received
Options outstanding at October 31, 2003	—	$—
Options written	2,690	514,386
Options closed	(299)	(47,731)
Options expired	(640)	(74,876)

Options outstanding at October 31, 2004	1,751	$391,779

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended October 31, 2004, the adjustments were to decrease undistributed net investment loss by $6,131,815, increase accumulated net realized loss by $393 and decrease paid-in-capital in excess of par by $6,131,422 due to the reclassification of a net operating loss and net foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

As of October 31, 2004, there were no distributable earnings on a tax basis.

As of October 31, 2004, the Fund had a capital loss carryforward for tax purposes of approximately $282,154,000 of which $79,104,000 expires in 2009 and $203,050,000 expires in 2010. Approximately $53,362,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended October 31, 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$ 672,034,822	$82,498,801	$(9,700,327)	$72,798,474	$(2,392,177)	$70,406,297

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustment is primarily attributable to depreciation of outstanding call options written.

Jennison U.S. Emerging Growth Fund, Inc.	29

Notes to Financial Statements

Cont’d

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively. As of October 31, 2004, Prudential owned 564,985 Class Z shares.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2004:
Shares sold	4,644,101	$68,013,664
Shares reacquired	(4,838,217)	(70,690,775)

Net increase (decrease) in shares outstanding before conversion	(194,116)	(2,677,111)
Shares issued upon conversion from Class B	2,231,254	33,066,770

Net increase (decrease) in shares outstanding	2,037,138	$30,389,659

Year ended October 31, 2003:
Shares sold	4,786,106	$56,401,082
Shares reacquired	(4,944,693)	(57,050,449)

Net increase (decrease) in shares outstanding before conversion	(158,587)	(649,367)
Shares issued upon conversion from Class B	437,360	5,062,413

Net increase (decrease) in shares outstanding	278,773	$4,413,046

Class B
Year ended October 31, 2004:
Shares sold	731,410	$10,103,342
Shares reacquired	(1,881,071)	(25,796,144)

Net increase (decrease) in shares outstanding before conversion	(1,149,661)	(15,692,802)
Shares reacquired upon conversion into Class A	(2,378,048)	(33,066,770)

Net increase (decrease) in shares outstanding	(3,527,709)	$(48,759,572)

Year ended October 31, 2003:
Shares sold	1,249,067	$14,106,429
Shares reacquired	(2,578,476)	(27,139,344)

Net increase (decrease) in shares outstanding before conversion	(1,329,409)	(13,032,915)
Shares reacquired upon conversion into Class A	(462,862)	(5,062,413)

Net increase (decrease) in shares outstanding	(1,792,271)	$(18,095,328)

Class C
Year ended October 31, 2004:
Shares sold	297,880	$4,110,538
Shares reacquired	(706,153)	(9,680,616)

Net increase (decrease) in shares outstanding	(408,273)	$(5,570,078)

Year ended October 31, 2003:
Shares sold	493,323	$5,615,754
Shares reacquired	(875,426)	(9,408,250)

Net increase (decrease) in shares outstanding	(382,103)	$(3,792,496)

Class Z
Year ended October 31, 2004:
Shares sold	4,812,259	$71,799,699
Shares reacquired	(4,622,538)	(68,635,406)

Net increase (decrease) in shares outstanding	189,721	$3,164,293

Year ended October 31, 2003:
Shares sold	4,837,153	$59,582,862
Shares reacquired	(3,534,551)	(42,131,316)

Net increase (decrease) in shares outstanding	1,302,602	$17,451,546

Jennison U.S. Emerging Growth Fund, Inc.	31

Financial Highlights

Class A
Year Ended October 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.10

Income (loss) from investment operations:
Net investment loss(a)	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.33

Total from investment operations	1.19

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$15.29

Total Return(b):	8.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$253,031
Average net assets (000)	$234,527
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.20%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment loss	(.97)%
For Class A, B, C and Z shares:
Portfolio turnover rate	178%

(a)	Based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended October 31,
2003	2002	2001	2000

$9.93	$13.15	$25.69	$19.16

(.12)	(.12)	(.13)	(.20)
4.29	(3.10)	(9.26)	8.37

4.17	(3.22)	(9.39)	8.17

—	—	(3.15)	(1.64)

$14.10	$9.93	$13.15	$25.69

41.99%	(24.49)%	(40.13)%	44.52%

$204,685	$141,331	$180,763	$291,800
$165,609	$181,454	$227,650	$217,712

1.33%	1.31%	1.21%	1.06%
1.08%	1.06%	.96%	.81%
(1.08)%	(.99)%	(.75)%	(.75)%

231%	337%	305%	347%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	33

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.27

Income (loss) from investment operations:
Net investment loss(a)	(.24)
Net realized and unrealized gain (loss) on investment transactions	1.25

Total from investment operations	1.01

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$14.28

Total Return(b):	7.61%
Ratios/Supplemental Data:
Net assets, end of year (000)	$121,525
Average net assets (000)	$140,185
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.95%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment loss	(1.72)%

(a)	Based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended October 31,
2003	2002	2001	2000

$9.42	$12.57	$24.88	$18.72

(.20)	(.21)	(.24)	(.38)
4.05	(2.94)	(8.92)	8.18

3.85	(3.15)	(9.16)	7.80

—	—	(3.15)	(1.64)

$13.27	$9.42	$12.57	$24.88

40.87%	(25.06)%	(40.57)%	43.52%

$159,782	$130,225	$214,092	$424,815
$138,327	$189,651	$300,962	$382,245

2.08%	2.06%	1.96%	1.81%
1.08%	1.06%	.96%	.81%
(1.83)%	(1.74)%	(1.49)%	(1.49)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	35

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.27

Income (loss) from investment operations:
Net investment loss(a)	(.24)
Net realized and unrealized gain (loss) on investment transactions	1.25

Total from investment operations	1.01

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$14.28

Total Return(b):	7.61%
Ratios/Supplemental Data:
Net assets, end of year (000)	$32,054
Average net assets (000)	$34,207
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.95%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment loss	(1.72)%

(a)	Based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended October 31,
2003	2002	2001	2000

$9.42	$12.57	$24.88	$18.72

(.20)	(.21)	(.25)	(.38)
4.05	(2.94)	(8.91)	8.18

3.85	(3.15)	(9.16)	7.80

—	—	(3.15)	(1.64)

$13.27	$9.42	$12.57	$24.88

40.87%	(25.06)%	(40.57)%	43.52%

$35,212	$28,577	$46,243	$83,275
$30,253	$41,014	$62,733	$65,566

2.08%	2.06%	1.96%	1.81%
1.08%	1.06%	.96%	.81%
(1.83)%	(1.74)%	(1.50)%	(1.50)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	37

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.37

Income (loss) from investment operations:
Net investment loss(a)	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.36

Total from investment operations	1.25

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$15.62

Total Return(b):	8.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$125,732
Average net assets (000)	$119,263
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.95%
Expenses, excluding distribution and service (12b-1) fees	.95%
Net investment loss	(.72)%

(a)	Based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended October 31,
2003	2002	2001	2000

$10.09	$13.34	$25.94	$19.28

(.10)	(.09)	(.09)	(.13)
4.38	(3.16)	(9.36)	8.43

4.28	(3.25)	(9.45)	8.30

—	—	(3.15)	(1.64)

$14.37	$10.09	$13.34	$25.94

42.42%	(24.36)%	(39.95)%	44.95%

$112,963	$66,193	$76,604	$76,607
$81,458	$79,868	$80,674	$52,755

1.08%	1.06%	.96%	.81%
1.08%	1.06%	.96%	.81%
(.82)%	(.74)%	(.54)%	(.51)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison U.S. Emerging Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Jennison U.S. Emerging Growth Fund, Inc. hereafter referred to as the “Fund”, including the portfolio of investments, as of October 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for the periods presented prior to October 31, 2004, were audited by another independent registered public accounting firm, whose report dated, December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2004

40	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Jennison U.S. Emerging Growth Fund, Inc.	41

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

42	Visit our website at www.jennisondryden.com

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or “Jennison”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Jennison U.S. Emerging Growth Fund, Inc.	43

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after October 31, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	2.48%	–1.00%	8.56%
Class B	2.61	–0.78	8.51
Class C	6.61	–0.63	8.51
Class Z	8.70	0.38	9.62

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	8.44%	0.12%	9.35%
Class B	7.61	–0.63	8.51
Class C	7.61	–0.63	8.51
Class Z	8.70	0.38	9.62

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 12/31/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison U.S. Emerging Growth Fund, Inc. (Class A shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison U.S. Emerging Growth Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange
Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •

Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger,

Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison U.S. Emerging Growth Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PEEAX	PEEBX	PEGCX	PEGZX
CUSIP	476296108	476296207	476296306	476296405

An investor should consider the investment objectives, risks, and charges and expenses of the
Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison U.S. Emerging Growth Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison U.S. Emerging Growth Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison U.S. Emerging Growth Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PEEAX	PEEBX	PEGCX	PEGZX
CUSIP	476296108	476296207	476296306	476296405

MF173E    IFS-A098929    Ed. 12/2004

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	2.48%	–1.00%	8.56%
Class B	2.61	–0.78	8.51
Class C	6.61	–0.63	8.51
Class Z	8.70	0.38	9.62

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	8.44%	0.12%	9.35%
Class B	7.61	–0.63	8.51
Class C	7.61	–0.63	8.51
Class Z	8.70	0.38	9.62

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 12/31/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison U.S. Emerging Growth Fund, Inc. (Class A shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison U.S. Emerging Growth Fund, Inc.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-2991, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $16,700 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended October 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Jennison U.S. Emerging Growth Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison U.S. Emerging Growth Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Jennison U.S. Emerging Growth Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison U.S. Emerging Growth Fund, Inc.

By (Signature and Title)*	/s/ WILLIAM V. HEALEY
William V. Healey
Chief Legal Officer

Date December 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date December 21, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 21, 2004

*	Print the name and title of each signing officer under his or her signature.